OTHER LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2022
Other Liabilities [Abstract]
Schedule of Other Liabilities

	December 31,
	2022	2021
Deferred wage tax and social security (1)	$15,824	$22,534
Deferred VAT (1)	10,882	14,703
Severance pay liability	1,893	1,631
Deferred revenue	336	1,030
Other (2)	279	969
Total other liabilities	$29,214	$40,867

(1)
Deferred VAT and deferred wage tax relates to measurements taken by the Dutch government, on which they postponed all VAT payable for the years 2021 and 2020 and all wage tax and social security payable for the months March – December 2021 to be paid in 60 instalments starting October 2022.

(2)
Including a 50 million Yen loan with a financial institution as a financial support in connection of COVID-19. The loan was provided in July 2020 for a period of five years with a variable interest of 0.21% - 1.10%. The long term balances as of December 31, 2022 and 2021 are $134 and $280, respectively.